Significant Events After the Balance Sheet Date	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Significant Events After the Balance Sheet Date	Significant Events After the Balance Sheet Date
Going Private Transaction
On March 18, 2026, the Company received a preliminary non-binding proposal letter from CyberLink International Technology Corp. (“CIT”) and Ms. Alice H. Chang, Chairwoman of the Board and Chief Executive Officer of the Company, together with her controlled entities, proposing a going-private transaction pursuant to which they would acquire all of the outstanding ordinary shares of the Company not already owned by them for cash consideration of $1.95 (dollar) per ordinary share, subject to the terms and conditions set forth in the proposal.
Following the evaluation of the proposal by the Company's independent special committee and subsequent negotiations, on July 10, 2026, the Company entered into an Agreement and Plan of Merger with ProjectNY, an exempted company with limited liability incorporated under the laws of the Cayman Islands and controlled by Ms. Alice H. Chang, pursuant to which ProjectNY will merge with and into the Company, with the Company continuing as the surviving company and becoming a privately held company.
Pursuant to the merger agreement, each ordinary share issued and outstanding immediately prior to the effective time of the merger, other than the Excluded Shares, the Continuing Shares, and the Dissenting Shares (each as defined in the merger agreement), will be cancelled and converted into the right to receive $2.00 (dollar) in cash per share, without interest. Concurrently with the execution of the merger agreement, Ms. Alice H. Chang and her controlled entities, together with CIT, who collectively hold approximately 81.2% of the Company's total voting power, entered into voting and support agreements to vote in favor of the merger.
The completion of the merger remains subject to customary closing conditions, including approval by the affirmative vote of at least two-thirds of the votes cast by the Company's shareholders at an extraordinary general meeting. If completed, the Company's Class A ordinary shares will be delisted from the New York Stock Exchange (“NYSE”)and the Company will become a privately held company.
As of the date these consolidated financial statements were authorized for issuance, the merger has not been completed. Accordingly, this subsequent event has not resulted in any adjustment to the accompanying consolidated financial statements. There can be no assurance that the merger will be completed on the terms described above, or at all.
Subsequent to execution of the merger agreement, the Company filed a Schedule 13E-3 with the SEC on July 31, 2026 and filed an amended Schedule 13E-3 on August 26, 2026 in connection with the proposed merger transaction. The amendment did not change the key economic terms of the transaction. As of the date the financial statements were authorized for issuance, the merger has not been completed.